UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08188

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2007

Date of reporting period:    April 30, 2007


ITEM 1.        REPORTS TO STOCKHOLDERS.




-------------------------------------------------------------------------------

SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

      AllianceBernstein Emerging Market Debt Fund

                                                           --------------------

                                                     Semi-Annual Report

                                                                 April 30, 2007
                                                           --------------------

                                     [LOGO]
                                ALLIANCEBERNSTEIN
                                   Investments

                           Investment Products Offered
                          -----------------------------
                              o Are Not FDIC Insured
                              o May Lose Value
                              o Are Not Bank Guaranteed
                          -----------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 21, 2007

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Emerging Market Debt Fund (the "Fund") for the semi-annual reporting period ended April 30, 2007.

Investment Objectives and Policies

This open-end fund seeks to maximize total returns from price appreciation and income. The Fund invests, under normal circumstances, at least 80% of its net assets in emerging market debt securities. The Fund invests at least 65% of its total assets in sovereign debt obligations. The Fund's investments in sovereign debt obligations and non-U.S. corporate fixed-income securities emphasize countries that are included in the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global) and are considered at the time of purchase to be emerging markets or developing countries. The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Fund generally invests in U.S.-dollar-denominated sovereign debt obligations and corporate fixed-income securities. The Fund may also invest in non-U.S. dollar-denominated fixed-income securities but will invest no more than 5% of its assets in securities denominated in any one currency other than the U.S. dollar. The Fund will limit its investments in non-U.S. dollar-denominated securities to no more than 25% of its assets. Substantially all of the Fund's assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's Investors Service or CCC+ or lower by Standard & Poor's and Fitch Ratings) and unrated securities of equivalent investment quality. The Fund also may invest in investment grade securities and unrated securities. The Fund may use borrowings for investment purposes. The Fund may also make short sales of securities or maintain a short position. The Fund is non-diversified, meaning it may invest more of its assets in a fewer number of issuers.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements. For hedging purposes, the Fund may enter into forward currency exchange contracts and options on foreign currencies.

Investment Results

The table on page 5 shows the Fund's performance compared to its benchmark, the JPM EMBI Global, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, for the six- and 12-month periods ended April 30, 2007.

--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 1

The Fund's Class A shares, unadjusted for sales charges, outperformed the benchmark for both the six- and 12-month periods ended April 30, 2007. The primary positive contributor to performance for both periods was the Fund's exposure to unhedged, local-currency emerging-market debt, which outperformed the benchmark. In particular, the Fund's exposure to local debt in Brazil significantly added to the Fund's return. The Fund's U.S. dollar debt in Peru and Panama also contributed positively to performance, and the Fund's leveraged position, at a time when emerging-market debt countries posted solid returns, also continued to add to relative performance.

Detracting from performance for the 12-month period was security selection in Argentina. Although the Fund's country selection of Argentina contributed positively to performance, shorter-maturity bond selection in the country detracted from performance, as Argentina's longer-duration bonds outperformed.

Market Review and Investment Strategy

Emerging market debt posted a positive return of 5.29%, as represented by the JPM EMBI Global, for the six-month reporting period, outperforming all fixed-income sectors with the exception of high yield. Emerging market debt continued to be supported by solid global growth, strong investor demand and ample financial-market liquidity. A temporary spike in volatility, however, returned to the bond market at the end of February 2007, as global equity markets sold off sharply, led by declines in China, then in Europe and the United States. China's sell-off was prompted by its government's proposals to control the market, curbing speculative activity. Emerging market debt impressed with a quicker recovery than most fixed-income sectors, and ended the reporting period with the yield spread returning to near-record low levels of 167 basis points over comparable Treasuries. Emerging market debt in local currency terms (unhedged to the U.S. dollar) posted even stronger returns for the six-month period at 11.33%, due to strong local currencies and falling interest rates. Brazil, the Fund's largest local-currency holding, significantly outperformed, posting a strong return of 22.55%.

All countries within the JPM EMBI Global posted positive returns for the reporting period with Latin countries, which returned 6.09%, outpacing non-Latin countries, which returned 4.36%. Emerging-market debt countries favored during the period included Brazil, Argentina, Peru and Panama. Like most Latin American countries, Brazil benefited from a virtuous cycle of robust net exports, capital inflows and prudent fiscal and monetary policy. Brazil has shown impressive progress in building dollar reserves and has made great strides in decreasing its external and sovereign debt ratios, two of the most critical factors for advanc-

--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND ing to investment grade. Argentina continued to be supported by strong growth (8.0% in the first quarter of 2007), fiscal surplus and robust trade with its economy benefiting from soft commodity prices. Peru has benefited from strong economic growth, progress in building dollar reserves and decreasing its external and sovereign debt ratios. Panama was supported by a strengthening economy and canal-related fees, services and expansion. Also within the Fund, holdings in Ecuador were eliminated due to political risk within that country.

--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 3

                                                          Historical Performance
--------------------------------------------------------------------------------

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); and a 1% 1 year contingent deferred sales charge for Class C shares. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The JPM EMBI Global tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans and Eurobonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

A substantial amount of the Fund's assets will be invested in foreign securities in emerging market nations, which may present market, credit, currency, liquidity, legal, political and other risks different from or greater than the risks of investing in developed foreign countries. Investment in the Fund includes risks not associated with funds that invest exclusively in U.S. issues. The Fund can invest a significant portion of its assets in the securities of a single issuer, making the Fund more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diver-sified portfolio might be. Price fluctuation in the Fund's portfolio securities may be caused by changes in interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. The Fund may invest in high-yield bonds (i.e., "junk bonds"), which involve a greater risk of default and price volatility than other bonds. Investing in below-investment grade bonds presents special risks, including credit risk. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.

(Historical Performance continued on next page)

--------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

Historical Performance
--------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)

--------------------------------------------------------------------------------

                                                                 Returns
THE FUND VS. ITS BENCHMARK                                ---------------------
PERIODS ENDED APRIL 30, 2007                               6 Months   12 Months
--------------------------------------------------------------------------------
AllianceBernstein Emerging Market Debt Fund
   Class A                                                     7.27%      13.83%
--------------------------------------------------------------------------------
   Class B                                                     6.82%      12.89%
--------------------------------------------------------------------------------
   Class C                                                     6.82%      12.88%
--------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Global                 5.29%      11.92%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 5

                                                          Historical Performance
--------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2007

--------------------------------------------------------------------------------

                                        NAV Returns   SEC Returns   SEC Yields*

Class A Shares                                                           5.50%
1 Year                                      13.83%         8.97%
5 Years                                     16.11%        15.12%
10 Years                                    11.44%        10.95%

Class B Shares                                                           4.95%
1 Year                                      12.89%         9.89%
5 Years                                     15.20%        15.20%
10 Years(a)                                 10.91%        10.91%

Class C Shares                                                           4.97%
1 Year                                      12.88%        11.88%
5 Years                                     15.20%        15.20%
10 Years                                    10.59%        10.59%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)

--------------------------------------------------------------------------------
                                                                    SEC Returns
Class A Shares
1 Year                                                                   7.91%
5 Years                                                                 15.08%
10 Years                                                                11.25%

Class B Shares
1 Year                                                                   8.79%
5 Years                                                                 15.17%
10 Years(a)                                                             11.19%

Class C Shares
1 Year                                                                  10.78%
5 Years                                                                 15.17%
10 Years                                                                10.86%

The Fund's total annual operating expense ratios are 1.48%, 2.18% and 2.17% for Class A, Class B and Class C, respectively, per the prospectus, gross of any fee waivers or expense reimbursements.

(a)   Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2007.

See Historical Performance disclosures on page 4.

--------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

Fund Expenses
--------------------------------------------------------------------------------

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  Beginning           Ending
                                              Account Value    Account Value    Expenses Paid
                                           November 1, 2006   April 30, 2007   During Period*
---------------------------------------------------------------------------------------------
Class A
Actual                                               $1,000        $1,072.73           $ 7.35
Hypothetical (5% return before expenses)             $1,000        $1,017.70           $ 7.15
---------------------------------------------------------------------------------------------
Class B
Actual                                               $1,000        $1,068.21           $11.08
Hypothetical (5% return before expenses)             $1,000        $1,014.08           $10.79
---------------------------------------------------------------------------------------------
Class C
Actual                                               $1,000        $1,068.20           $10.92
Hypothetical (5% return before expenses)             $1,000        $1,014.23           $10.64
---------------------------------------------------------------------------------------------

* Expenses are equal to the classes' annualized expense ratios of 1.43%, 2.16% and 2.13%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 7

                                                               Portfolio Summary
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY
April 30, 2007 (unaudited)

PORTFOLIO STATISTICS
Net Assets ($mil): $393.7

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

SECURITY TYPE BREAKDOWN*

84.1%  Sovereigns
10.9%  Corporates
 0.6%  Inflation-Linked Securities
 0.1%  Equities -- Warrants

 4.3%  Short-Term

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

COUNTRY BREAKDOWN*

17.0%  Brazil
12.6%  Russia
11.7%  Mexico
 7.6%  Turkey
 6.2%  Philippines
 5.1%  Argentina
 4.6%  Venezuela
 4.5%  Peru
 4.3%  Panama
 3.6%  Colombia
 2.6%  Indonesia
 2.3%  Malaysia
 2.0%  Uruguay
11.6%  Other

 4.3%  Short-Term

* All data are as of April 30, 2007. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represents less than 2.0% in the following countries: Bermuda, Bulgaria, Cayman Islands, China, Costa Rica, Dominican Republic, El Salvador, Germany, Hong Kong, Hungary, Ireland, Jamaica, Kazakhstan, Lebanon, Luxembourg, Morocco, Netherlands, Nigeria, South Africa, Ukraine, and United States.

--------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

Portfolio of Investments
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
April 30, 2007 (unaudited)

                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
--------------------------------------------------------------------------------

SOVEREIGNS-87.5%
Argentina-5.3%
Republic of Argentina
   5.475%, 8/03/12(a)(b) .....................   US$      12,168   $ 11,623,959
   8.28%, 12/31/33(c) ........................             7,506      8,088,115
   Series V
   7.00%, 3/28/11(a) .........................             1,120      1,118,258
                                                                   ------------
                                                                     20,830,332
                                                                   ------------
Brazil-17.3%
Republic of Brazil
   6.00%, 1/17/17(a) .........................            12,256     12,501,120
   7.125%, 1/20/37(a) ........................   BRL      10,658     12,054,198
   8.00%, 1/15/18(a) .........................             3,173      3,601,355
   8.25%, 1/20/34(a) .........................            10,711     13,768,991
   8.875%, 10/14/19 - 4/15/24(a) .............             5,280      6,821,977
   10.25%, 1/10/28(a) ........................               654        349,211
   11.00%, 8/17/40(a) ........................   US$       1,917      2,600,410
   12.50%, 1/05/16 - 1/05/22(a) ..............   BRL      28,084     16,535,293
                                                                   ------------
                                                                     68,232,555
                                                                   ------------
Bulgaria-0.3%
Republic of Bulgaria
   8.25%, 1/15/15(d) .........................   US$       1,124      1,333,626
                                                                   ------------
Colombia-3.7%
Republic of Colombia
   7.375%, 9/18/37(a) ........................             3,626      4,053,868
   10.75%, 1/15/13(a) ........................               795        986,993
   11.75%, 3/01/10(a) ........................   COP   3,761,000      1,897,417
   11.75%, 2/25/20(c) ........................   US$       3,754      5,593,460
   12.00%, 10/22/15(a) .......................   COP   3,725,000      2,046,489
                                                                   ------------
                                                                     14,578,227
                                                                   ------------
Costa Rica-0.5%
Costa Rican Colon Structured Note
   Zero Coupon, 1/10/08(a) ...................   CRC       1,146      1,093,017
Republic of Costa Rica
   8.11%, 2/01/12(a)(d) ......................   US$         673        736,935
                                                                   ------------
                                                                      1,829,952
                                                                   ------------
Dominican Republic-0.9%
Dominican Republic
   Zero Coupon, 6/11/07(a) ...................             1,700      1,697,960
   Zero Coupon, 10/08/07(a) ..................               488        483,463
   8.625%, 4/20/27(b)(d) .....................             1,223      1,423,572
                                                                   ------------
                                                                      3,604,995
                                                                   ------------

--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 9

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
--------------------------------------------------------------------------------

El Salvador-0.8%
Republic of El Salvador
   7.625%, 9/21/34(a)(d) .....................   US$         872   $  1,010,212
   7.65%, 6/15/35(a)(d) ......................               776        898,220
   8.50%, 7/25/11(a)(d) ......................             1,000      1,106,000
                                                                   ------------
                                                                      3,014,432
                                                                   ------------
Hungary-0.2%
Republic of Hungary
   6.75%, 4/12/10(a) .........................   HUF     180,080        985,905
                                                                   ------------
Indonesia-2.6%
Indonesia - Recap Linked Note
   11.00%, 10/15/14(a) .......................   US$       1,003      1,080,231
   12.90%, 3/15/16(a) ........................             1,930      2,330,475
Republic of Indonesia
   6.625%, 2/17/37(a)(d) .....................             1,410      1,395,900
   6.75%, 3/10/14(a)(d) ......................               645        674,025
   6.875%, 3/09/17(a)(d) .....................             1,587      1,682,220
   7.50%, 1/15/16(a)(d) ......................             1,000      1,101,500
   8.50%, 10/12/35(a)(d) .....................             1,645      2,021,237
                                                                   ------------
                                                                     10,285,588
                                                                   ------------
Jamaica-0.4%
Government of Jamaica
   9.25%, 10/17/25(a) ........................               324        370,980
   10.625%, 6/20/17(a) .......................               835      1,015,778
                                                                   ------------
                                                                      1,386,758
                                                                   ------------
Lebanon-1.1%
Lebanese Republic
   7.875%, 5/20/11(a)(d) .....................               875        850,937
   10.125%, 8/06/08(a)(d) ....................             3,048      3,101,340
   11.625%, 5/11/16(a)(d) ....................               394        454,085
                                                                   ------------
                                                                      4,406,362
                                                                   ------------
Malaysia-1.8%
Malaysia
   7.50%, 7/15/11(a) .........................             6,338      6,904,389
                                                                   ------------
Mexico-12.0%
Mexican Bonos
   Series M
   9.00%, 12/22/11(a) ........................   MXN      78,000      7,492,399
   Series M 20
   10.00%, 12/05/24(a) .......................            33,478      3,708,427
   Series MI10
   9.00%, 12/20/12(a) ........................            39,037      3,780,022

--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

Portfolio of Investments
--------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
--------------------------------------------------------------------------------

United Mexican States
   5.625%, 1/15/17(a) ........................   US$       1,500   $  1,523,250
   7.50%, 1/14/12(a) .........................             1,950      2,136,225
   8.125%, 12/30/19(c) .......................             2,495      3,087,562
   11.375%, 9/15/16(a) .......................             2,901      4,170,187
   Series A
   6.375%, 1/16/13(a) ........................             7,582      8,010,383
   6.75%, 9/27/34(a) .........................             1,450      1,616,750
   8.00%, 9/24/22(a) .........................             9,362     11,655,690
                                                                   ------------
                                                                     47,180,895
                                                                   ------------
Morocco-0.1%
Kingdom of Morocco Loan Participation
   6.219%, 1/02/09(a)(b) .....................               499        497,941
                                                                   ------------
Panama-4.1%
Republic of Panama
   6.70%, 1/26/36(a) .........................             1,317      1,394,703
   7.125%, 1/29/26(a) ........................             3,560      3,916,000
   7.25%, 3/15/15(a) .........................               228        249,660
   8.875%, 9/30/27(a) ........................             2,546      3,277,975
   9.375%, 7/23/12 - 4/01/29(a) ..............             5,693      7,368,633
                                                                   ------------
                                                                     16,206,971
                                                                   ------------
Peru-4.4%
Peru Bono Soberano
   8.20%, 8/12/26(a) .........................   PEN       8,270      3,228,766
   Series 7
   8.60%, 8/12/17(a) .........................            11,995      4,570,922
Republic of Peru
   7.35%, 7/21/25(a) .........................   US$       3,839      4,462,838
   8.375%, 5/03/16(a) ........................             1,176      1,407,084
   8.75%, 11/21/33(a) ........................             2,738      3,675,765
   9.875%, 2/06/15(a) ........................                32         40,720
                                                                   ------------
                                                                     17,386,095
                                                                   ------------
Philippines-6.5%
Republic of Philippines
   7.50%, 9/25/24(a) .........................             1,300      1,436,500
   7.75%, 1/14/31(a) .........................             1,724      1,952,430
   8.00%, 1/15/16(a) .........................               282        317,955
   8.25%, 1/15/14(a) .........................             2,758      3,088,960
   8.875%, 3/17/15(a) ........................             2,448      2,876,400
9.50%, 10/21/24 - 2/02/30(a) .................             3,488      4,623,460
   9.875%, 1/15/19(a) ........................             1,850      2,393,900
   10.625%, 3/16/25(a) .......................             6,239      8,906,173
                                                                   ------------
                                                                     25,595,778
                                                                   ------------
Russia-9.8%
Russian Federation
   7.50%, 3/31/30(a)(d) ......................            19,602     22,247,702
   11.00%, 7/24/18(a)(d) .....................             1,615      2,318,333

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 11

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
--------------------------------------------------------------------------------

Russian Ministry of Finance
   Series V
   3.00%, 5/14/08(a) .........................   US$      12,299   $ 11,991,525
   Series VII
   3.00%, 5/14/11(a) .........................             2,220      2,023,086
                                                                   ------------
                                                                     38,580,646
                                                                   ------------
South Africa-0.3%
Republic of South Africa
   7.375%, 4/25/12(a) ........................             1,075      1,171,750
                                                                   ------------
Turkey-8.0%
New Turkish Lira Credit Linked Note
   Zero Coupon, 6/28/07(a) ...................               232        236,104
   Zero Coupon, 6/28/07(a) ...................               774        857,638
   Zero Coupon, 6/28/07(a) ...................               342        375,875
Republic of Turkey
   6.875%, 3/17/36(a) ........................             7,016      6,796,750
   7.00%, 6/05/20(a) .........................             5,700      5,781,966
   7.375%, 2/05/25(a) ........................             9,719     10,010,570
   9.50%, 1/15/14(a) .........................               641        745,163
   11.00%, 1/14/13(a) ........................               816      1,001,640
Turkey Government Bond
   Zero Coupon, 11/26/08(a) ..................   TRY       9,933      5,500,458
                                                                   ------------
                                                                     31,306,164
                                                                   ------------
Ukraine-0.7%
Government of Ukraine
   6.58%, 11/21/16(a)(d) .....................   US$       1,368      1,398,780
   7.65%, 6/11/13(a)(d) ......................             1,411      1,527,407
                                                                   ------------
                                                                      2,926,187
                                                                   ------------
Uruguay-1.9%
Republic of Uruguay
   7.625%, 3/21/36(a) ........................               550        617,375
   7.875%, 1/15/33(a)(e) .....................             1,371      1,578,220
   8.00%, 11/18/22(a) ........................             1,757      2,029,335
   9.25%, 5/17/17(a) .........................             2,523      3,125,997
                                                                   ------------
                                                                      7,350,927
                                                                   ------------
Venezuela-4.8%
Republic of Venezuela
   5.75%, 2/26/16(a) .........................             1,795      1,669,815
   6.00%, 12/09/20(a) ........................             1,123      1,022,492
   7.00%, 12/01/18(c)(d) .....................             3,904      3,943,040
   7.65%, 4/21/25(a) .........................             1,900      1,996,900
   8.50%, 10/08/14(a) ........................             1,585      1,753,802
   9.25%, 9/15/27(c) .........................             2,868      3,534,810
   10.75%, 9/19/13(a) ........................             1,071      1,305,549
   13.625%, 8/15/18(c) .......................             2,428      3,617,720
                                                                   ------------
                                                                     18,844,128
                                                                   ------------
Total Sovereigns
   (cost $311,413,849) .......................                      344,440,603
                                                                   ------------

--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

Portfolio of Investments
--------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
--------------------------------------------------------------------------------

CORPORATES-11.3%
Bermuda-0.4%
Digicel Ltd.
   9.25%, 9/01/12(a)(d) ......................   US$       1,344   $  1,428,000
                                                                   ------------
Brazil-0.4%
Banco BMG SA
   9.15%, 1/15/16(a)(d) ......................             1,300      1,404,000
                                                                   ------------
Cayman Islands-0.5%
C&M Finance Ltd.
   8.10%, 2/01/16(a)(d) ......................               530        562,463
Vale Overseas Ltd.
   6.875%, 11/21/36(a) .......................             1,115      1,182,678
                                                                   ------------
                                                                      1,745,141
                                                                   ------------
China-0.4%
Chaoda Modern Agriculture
   7.75%, 2/08/10(a)(d) ......................             1,523      1,553,460
                                                                   ------------
Germany-0.3%
Citigroup (JSC Severstal)
   9.25%, 4/19/14(a)(d) ......................               810        894,402
Tyumen Oil Co.
   11.00%, 11/06/07(a)(d) ....................               280        286,440
                                                                   ------------
                                                                      1,180,842
                                                                   ------------
Hong Kong-0.4%
Noble Group Ltd.
   6.625%, 3/17/15(a)(d) .....................             1,768      1,689,163
                                                                   ------------
Indonesia-0.1%
Deutsche Bank AG/London
   11.00%, 10/15/14(a) .......................               540        529,848
                                                                   ------------
Ireland-0.6%
Gazprombank
   6.50%, 9/23/15(a) .........................               750        755,625
Red Arrow Intl Leasing PLC
   8.375%, 3/31/12(a) ........................   RUB      43,752      1,762,346
                                                                   ------------
                                                                      2,517,971
                                                                   ------------
Kazakhstan-0.2%
Tengizchevroil Finance Co.
   6.124%, 11/15/14(a)(d) ....................   US$         787        784,049
                                                                   ------------
Luxembourg-1.7%
Evraz Group SA
   8.25%, 11/10/15(b)(d) .....................             1,674      1,734,682
Gazprom
   6.51%, 3/07/22(a)(d) ......................             1,770      1,820,888
Gazstream SA
   5.625%, 7/22/13(a)(d) .....................               639        638,924

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 13

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
--------------------------------------------------------------------------------

Mobile Telesystems Finance
   9.75%, 1/30/08(a)(d) ......................   US$       1,250   $  1,283,125
Russian Standard Finance
   7.50%, 10/07/10(a)(d) .....................             1,273      1,244,358
                                                                   ------------
                                                                      6,721,977
                                                                   ------------
Malaysia-0.6%
Petronas Capital Ltd.
   7.00%, 5/22/12(a)(d) ......................             2,322      2,518,882
                                                                   ------------
Mexico-0.2%
Monterrey Power SA de CV
   9.625%, 11/15/09(a)(d) ....................               587        646,108
                                                                   ------------
Netherlands-0.9%
ALB Finance BV
   9.25%, 9/25/13(a)(d) ......................             1,136      1,110,326
Kazkommerts International BV
   8.50%, 4/16/13(a)(d) ......................             1,150      1,216,125
TuranAlem Finance BV
   10.00%, 5/29/07(a)(d) .....................             1,000      1,002,570
                                                                   ------------
                                                                      3,329,021
                                                                   ------------
Panama-0.3%
MMG Fiduciary (AES El Salvador)
   6.75%, 2/01/16(a)(d) ......................             1,200      1,209,276
                                                                   ------------
Peru-0.2%
IIRSA Norte Finance Ltd.
   8.75%, 5/30/24(a)(d) ......................               806        949,808
                                                                   ------------
Russia-3.3%
Alfa Bond Issuance PLC
   8.625%, 12/09/15(a) .......................               900        908,100
Gallery Capital SA
   10.125%, 5/15/13(a)(d) ....................               960        941,270
Gazprom OAO
   9.625%, 3/01/13(a)(d) .....................             7,170      8,554,312
Mobile Telesystems Finance
   9.75%, 1/30/08(a)(d) ......................               250        256,650
TNK-BP Finance SA
   7.50%, 7/18/16(a)(d) ......................             2,308      2,443,516
                                                                   ------------
                                                                     13,103,848
                                                                   ------------
Ukraine-0.1%
Kyivstar
   10.375%, 8/17/09(d) .......................               303        326,483
                                                                   ------------

--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

Portfolio of Investments
--------------------------------------------------------------------------------

                                                       Shares or
                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
--------------------------------------------------------------------------------

United States-0.7%
Freeport-McMoran Copper & Gold, Inc.
   10.125%, 2/01/10(a) .......................   US$       1,550   $  1,628,476
Southern Copper Corp.
   7.50%, 7/27/35(a) .........................             1,140      1,263,500
                                                                   ------------
                                                                      2,891,976
                                                                   ------------
Total Corporates
   (cost $43,142,585) ........................                       44,529,853
                                                                   ------------
INFLATION-LINKED SECURITIES-0.6%
Cayman Islands-0.4%
Unibanco Grand Cayman
   8.70%, 2/11/10(a)(d) ......................   BRL       3,100      1,495,741
                                                                   ------------
Uruguay-0.2%
Uruguay Government International
   Bond
   5.00%, 9/14/18(a) .........................   UYU      21,424      1,018,281
                                                                   ------------
Total Inflation-Linked Securities
   (cost $2,312,720) .........................                        2,514,022
                                                                   ------------
EQUITIES - WARRANTS-0.2%
Central Bank of Nigeria, expiring
   11/15/20(a)(f) ............................             2,500        637,500
Republic of Venezuela, expiring
   4/15/20(f) ................................            48,195              0
                                                                   ------------
Total Equities - Warrants
   (cost $0) .................................                          637,500
                                                                   ------------
SHORT-TERM INVESTMENTS-4.4%
Time Deposit-4.4%
The Bank of New York
   4.25%, 5/01/07 ............................   US$         580        580,000
Societe Generale
   5.28%, 5/01/07 ............................            16,900     16,900,000
                                                                   ------------
Total Short-Term Investments
   (cost $17,480,000) ........................                       17,480,000
                                                                   ------------
Total Investments-104.0%
   (cost $374,349,154) .......................                      409,601,978
Other assets less liabilities - (4.0)% .......                      (15,863,289)
                                                                   ------------

Net Assets-100.0%                                                  $393,738,689
                                                                   ============

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 15

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

                           Notional                               Unrealized
Swap Counterparty &         Amount    Interest   Termination    Appreciation/
Referenced Obligation        (000)      Rate        Date        (Depreciation)
------------------------------------------------------------------------------
Buy Contracts:

Citigroup Global
   Markets, Inc.
   (Republic of Hungary
   4.50% 2/06/13)           $  900      0.50%      11/26/13       $(15,647)
JPMorgan Chase
   (Republic of Hungary
   4.75% 2/03/15)            4,220      0.30       10/20/15         (9,202)
Lehman Brothers
   (Republic of Venzuela
   9.25% 9/15/27)            3,820      1.26        4/20/10        (24,328)

Sale Contracts:

Citigroup Global
   Markets, Inc.
   (Republic of Brazil
   12.25% 3/06/30)           7,110      3.09        8/20/10        612,507
Citigroup Global
   Markets, Inc.
   (Republic of
   Philippines 10.625%
   3/16/25)                  1,410      4.95        3/20/09        122,372
Credit Suisse Markets
   First Boston
   (Republic of Brazil
   12.25% 3/06/30)           1,900      6.90        6/20/07         65,962
JPMorgan Chase
   (Gazprom OAO
   10.50% 10/21/09)          4,560      1.04       10/20/10         81,928
Lehman Brothers
   (Republic of Venzuela
   9.25% 9/15/27)            6,980      0.69        4/20/08         14,208
Morgan Stanley
   (Republic of Brazil
   10.125% 5/15/27)          2,000     17.75        2/13/08        349,831

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

                                    U.S. $
                       Contract    Value on     U.S. $ Value at     Unrealized
                        Amount    Origination      April 30,       Appreciation/
                        (000)        Date            2007         (Depreciation)
--------------------------------------------------------------------------------

Buy Contracts:

Polish Zloty
   settling 6/13/07       6,453    $2,268,564     $2,329,108         $ 60,544

Sale Contracts:

Mexican Nuevo Peso
   settling 5/31/07      49,215     4,427,011      4,485,622          (58,611)
Mexican Nuevo Peso
   settling 6/28/07      54,973     4,989,162      5,002,871          (13,709)
Mexican Nuevo Peso
   settling 6/28/07      24,120     2,200,000      2,195,023            4,977
Polish Zloty
   settling 6/13/07       6,446     2,304,064      2,326,468          (22,404)
South Korean Won
   settling 6/25/07   1,288,597     1,391,723      1,385,767            5,956

--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

Portfolio of Investments
--------------------------------------------------------------------------------

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker                      Interest Rate   Maturity     Amount
------------------------------------------------------------------
ABN Amro Securities, Inc.       5.05%       12/31/07   $ 7,580,439
ABN Amro Securities, Inc.       5.10        12/31/07     5,620,159
UBS AG London                   0.75        12/31/07     7,833,805
UBS AG London                   4.75        12/31/07     3,390,938
UBS AG London                   5.25        12/31/07     2,974,684
                                                       -----------
                                                       $27,400,025
                                                       -----------

(a) Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $363,930,788.

(b)   Floating Rate Security. Stated interest rate was in effect at April 30,
      2007.

(c) Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The aggregate market value of these securities amounted to $27,864,707.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in the transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, the aggregate market value of these securities amounted to $87,220,092 or 22.2% of net assets.

(e)   Pay-In-Kind Payments(PIK).

(f)   Non-income producing security.

      Currency Abbreviations:

      BRL - Brazilian Real
      COP - Colombian Peso
      CRC - Costa Rican Colon
      HUF - Hungarian Forint
      MXN - Mexican Peso
      PEN - Peruvian New Sol
      RUB - Russia Ruble
      TRY - New Turkish Lira
      UYU - Uruguayan Peso

See notes to financial statements.

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 17

                                               Statement of Assets & Liabilities
--------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2007 (unaudited)

Assets
Investments in securities, at value (cost $374,349,154) .....      $409,601,978
Unrealized appreciation of credit default swap contracts ....         1,246,808
Unrealized appreciation of forward currency exchange
   contracts ................................................            71,477
Receivable for investment securities sold ...................         9,555,105
Interest receivable .........................................         6,946,427
Receivable for capital stock sold ...........................         3,025,532
                                                                   ------------
Total assets ................................................       430,447,327
                                                                   ------------
Liabilities
Due to custodian ............................................            48,895
Unrealized depreciation of forward currency exchange
   contracts ................................................            94,724
Unrealized depreciation of credit default swap contracts ....            49,177
Reverse repurchase agreements ...............................        27,400,025
Payable for investment securities purchased .................         5,948,952
Payable for capital stock redeemed ..........................         2,035,356
Dividends payable ...........................................           518,679
Distribution fee payable ....................................           171,546
Advisory fee payable ........................................           159,945
Administrative fee payable ..................................            31,863
Transfer Agent fee payable ..................................            31,577
Accrued expenses ............................................           217,899
                                                                   ------------
Total liabilities ...........................................        36,708,638
                                                                   ------------
Net Assets ..................................................      $393,738,689
                                                                   ============
Composition of Net Assets
Capital stock, at par .......................................      $     43,796
Additional paid-in capital ..................................       354,855,637
Distributions in excess of net investment income ............        (3,064,920)
Accumulated net realized gain on investment and foreign
   currency transactions ....................................         5,454,688
Net unrealized appreciation of investments and foreign
   currency denominated assets and liabilities ..............        36,449,488
                                                                   ------------
                                                                   $393,738,689
                                                                   ============

Net Asset Value Per Share--9 billion shares of capital stock authorized, $.001 par value

                                            Shares      Net Asset
Class                       Net Assets    Outstanding     Value
------------------------------------------------------------------
A                          $262,614,112    29,310,397     $8.96*
------------------------------------------------------------------
B                          $ 40,310,504     4,460,115     $9.04
------------------------------------------------------------------
C                          $ 90,814,073    10,025,814     $9.06
------------------------------------------------------------------

* The maximum offering price per share for Class A shares was $9.36 which reflects a sales charge of 4.25%.

See notes to financial statements.

--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

Statement of Operations
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2007 (unaudited)

Investment Income
Interest ...........................................                $14,543,407
                                                                    -----------
Expenses
Advisory fee .......................................      953,706
Distribution fee--Class A ..........................      374,626
Distribution fee--Class B ..........................      214,290
Distribution fee--Class C ..........................      444,370
Transfer agency--Class A ...........................      165,909
Transfer agency--Class B ...........................       35,210
Transfer agency--Class C ...........................       63,289
Custodian ..........................................      149,852
Administrative .....................................       51,321
Audit ..............................................       41,701
Registration .......................................       33,574
Printing ...........................................       23,300
Legal ..............................................       23,252
Directors' fees ....................................       20,252
Miscellaneous ......................................          181
                                                       ----------
Total expenses before interest expense .............    2,594,833
Interest expense ...................................      603,127
                                                       ----------
Total expenses .....................................    3,197,960
Less: expense offset arrangement (see Note B) ......       (6,276)
                                                       ----------
Net expenses .......................................                  3,191,684
                                                                    -----------
Net investment income ..............................                 11,351,723
                                                                    -----------
Realized and Unrealized Gain (Loss) on Investment
and Foreign Currency Transactions
Net realized gain on:
   Investment transactions .........................                  4,834,367
   Swap contracts ..................................                    779,015
   Foreign currency transactions ...................                    527,916
Net change in unrealized
   appreciation/depreciation of:
   Investments .....................................                  9,187,042
   Swap contracts ..................................                   (567,272)
   Foreign currency denominated assets and
      liabilities ..................................                    334,940
                                                                    -----------
Net gain on investment and foreign currency
   transactions ....................................                 15,096,008
                                                                    -----------
Net Increase in Net Assets from Operations .........                $26,447,731
                                                                    ===========

See notes to financial statements.

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 19

                                              Statement of Changes in Net Assets
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                    Six Months
                                                       Ended        Year Ended
                                                  April 30, 2007   October 31,
                                                   (unaudited)         2006
                                                  --------------   ------------
Increase (Decrease) in Net Assets
from Operations
Net investment income .........................     $ 11,351,723  $ 22,465,806
Net realized gain on investment and
   foreign currency transactions ..............        6,141,298    14,925,917
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities .........        8,954,710     2,281,323
                                                    ------------  ------------
Net increase in net assets from
   operations .................................       26,447,731    39,673,046
Dividends and Distributions to
Shareholders from
Net investment income
   Class A ....................................       (8,158,184)  (15,229,164)
   Class B ....................................       (1,230,509)   (2,891,064)
   Class C ....................................       (2,556,295)   (5,286,303)
Net realized gain on investment and
   foreign currency transactions
   Class A ....................................       (9,777,229)   (3,722,512)
   Class B ....................................       (1,705,256)     (860,065)
   Class C ....................................       (3,425,009)   (1,484,665)
Capital Stock Transactions
Net increase (decrease) .......................       25,202,299      (201,807)
                                                    ------------  ------------
Total increase ................................       24,797,548     9,997,466
Net Assets
Beginning of period ...........................      368,941,141   358,943,675
                                                    ------------  ------------
End of period (including distributions
   in excess of net investment income
   of ($3,064,920) and ($2,471,655),
   respectively) ..............................     $393,738,689  $368,941,141
                                                    ============  ============

See notes to financial statements.

--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2007 (unaudited)

NOTE A
Significant Accounting Policies

AllianceBernstein Emerging Market Debt Fund, Inc. (the "Fund") was incorporated in the state of Maryland on December 2, 1993, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 21

Notes to Financial Statements
--------------------------------------------------------------------------------

last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/ dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net

--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

Notes to Financial Statements
--------------------------------------------------------------------------------

unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 23

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the six months ended April 30, 2007, such fees amounted to $51,321.

The Fund compensates AllianceBernstein Investor Services, Inc. (ABIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $103,487 for the six months ended April 30, 2007.

For the six months ended April 30, 2007, the Fund's expenses were reduced by $6,276 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $14,986 from the sale of Class A shares and received $101, $20,803, and $3,364 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2007.

NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $4,023,634 and $3,037,701 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2007, were as follows:

                                               Purchases         Sales
                                              ------------    ------------
Investment securities (excluding
   U.S. government securities) ...........    $134,667,915    $134,842,542
U.S. government securities ...............             -0-             -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding forward currency exchange contracts and swap contracts) are as follows:

Gross unrealized appreciation ............                     $35,496,851
Gross unrealized depreciation ............                        (244,027)
                                                              ------------
Net unrealized appreciation ..............                     $35,252,824
                                                              ============

1. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 25

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund's selling or buying a security or currency at a price different from the current market value.

For the six months ended April 30, 2007, the Fund had no transactions in written options.

2. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars re-flects the total exposure the Fund has in that particular currency contract.

3. Swap Agreements

The Fund may enter into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore,

--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

Notes to Financial Statements
--------------------------------------------------------------------------------

the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At April 30, 2007, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $23,960,000, with net unrealized appreciation of $1,246,808 and terms ranging from 2 months to 3 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty from which it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The fund had Buy Contracts outstanding with

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 27

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

a Notional Amount of $3,820,000 with respect to the same referenced obligations and same counterparties of certain Sale Contracts outstanding, which reduced its obligations to make payments on Sale Contracts to $20,140,000 as of April 30, 2007.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended April 30, 2007, the average amount of reverse repurchase agreements outstanding was $31,355,635 and the daily weighted average interest rate was 3.69%.

NOTE E
Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                         ------------------------------   ----------------------------------
                                    Shares                             Amount
                         ------------------------------   ---------------------------------
                         Six Months Ended    Year Ended   Six Months Ended       Year Ended
                           April 30, 2007   October 31,     April 30, 2007      October 31,
                              (unaudited)          2006        (unaudited)             2006
                         -------------------------------------------------------------------
Class A
Shares sold                     6,479,420    11,318,005       $ 57,706,192    $  99,263,737
--------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions                1,617,971     1,566,823         14,369,833       13,688,732
--------------------------------------------------------------------------------------------
Shares converted
   from Class B                   425,817       692,197          3,778,139        6,068,850
--------------------------------------------------------------------------------------------
Shares redeemed                (5,492,475)  (11,852,192)       (48,724,419)    (103,179,474)
--------------------------------------------------------------------------------------------
Net increase                    3,030,733     1,724,833       $ 27,129,745    $  15,841,845
============================================================================================

Class B
Shares sold                       312,998       828,235       $  2,806,216    $   7,318,676
--------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions                  241,949       312,220          2,165,814        2,751,321
--------------------------------------------------------------------------------------------
Shares converted to
   Class A                       (422,086)     (686,157)        (3,778,139)      (6,068,850)
--------------------------------------------------------------------------------------------
Shares redeemed                  (661,077)   (1,578,237)        (5,938,920)     (13,870,804)
--------------------------------------------------------------------------------------------
Net decrease                     (528,216)   (1,123,939)      $ (4,745,029)   $  (9,869,657)
============================================================================================

--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

Notes to Financial Statements
--------------------------------------------------------------------------------

                         ------------------------------   ----------------------------------
                                    Shares                             Amount
                         ------------------------------   ----------------------------------
                         Six Months Ended    Year Ended   Six Months Ended       Year Ended
                           April 30, 2007   October 31,     April 30, 2007      October 31,
                              (unaudited)          2006        (unaudited)             2006
                         -------------------------------------------------------------------
Class C
Shares sold                     1,038,281     2,050,082       $  9,346,057     $ 18,215,726
--------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions                  499,654       457,845          4,482,354        4,042,911
--------------------------------------------------------------------------------------------
Shares redeemed                (1,222,981)   (3,222,307)       (11,010,828)     (28,432,632)
--------------------------------------------------------------------------------------------
Net increase
   (decrease)                     314,954      (714,380)      $  2,817,583     $ (6,173,995)
============================================================================================

NOTE F
Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies and foreign governments involves special risks which include changes in foreign currency exchange rates the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 29

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

Leverage Risk -- When the Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money.

Indemnification Risk -- In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2007.

NOTE H
Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 were as follows:

                                                      Year Ended    Year Ended
                                                     October 31,   October 31,
                                                         2006         2005
                                                     -----------   -----------
Distributions paid from:
   Ordinary income ..............................    $23,406,531   $20,584,802
   Net long-term capital gains ..................      6,067,242           -0-
                                                     -----------   -----------
Total taxable distributions .....................     29,473,773    20,584,802
                                                     -----------   -----------
Total distributions paid ........................    $29,473,773   $20,584,802
                                                     ===========   ===========

--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

Notes to Financial Statements
--------------------------------------------------------------------------------

As of October 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income ................................    $ 2,996,805
Accumulated capital and other gains ..........................     11,833,111
Unrealized appreciation/(depreciation) .......................     25,029,954(a)
                                                                  -----------
Total accumulated earnings/(deficit) .........................    $39,859,870(b)
                                                                  ===========

(a) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the difference between book and tax treatment of swap income, and the realization for tax purposes of gain/losses on certain derivative instruments.

(b) The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

NOTE I
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

      (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

      (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 31

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

      (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

Notes to Financial Statements
--------------------------------------------------------------------------------

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants' petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 33

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal, which was subsequently withdrawn subject to plaintiffs' right to reinstate it at a later date.

--------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

Notes to Financial Statements
--------------------------------------------------------------------------------

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J
Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 35

                                                            Financial Highlights
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ----------------------------------------------------------------------------------------------
                                                                           Class A
                                  ----------------------------------------------------------------------------------------------
                                   Six Months
                                        Ended                                           September 1,
                                    April 30,            Year Ended October 31,              2003 to      Year Ended August 31,
                                         2007      --------------------------------      October 31,      ----------------------
                                  (unaudited)          2006        2005     2004(a)          2003(b)           2003     2002(c)
                                  ----------------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........      $   8.97      $   8.70    $   8.38    $   8.00         $   7.72       $   6.02     $  6.37
                                  ----------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(d) ......           .27           .55         .53         .49(e)           .11            .69         .69
Net realized and unrealized
  gain (loss) on investment
  transactions ................           .36           .43         .34         .50              .28           1.71        (.24)
                                  ----------------------------------------------------------------------------------------------
Net increase in net asset
  value from operations .......           .63           .98         .87         .99              .39           2.40         .45
                                  ----------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........          (.29)         (.57)       (.55)       (.61)            (.11)          (.70)       (.74)
Tax return of capital .........           -0-           -0-         -0-         -0-              -0-            -0-        (.06)
Distribution from
  net realized gain
  on investment
  transactions ................          (.35)         (.14)        -0-         -0-              -0-            -0-         -0-
                                  ----------------------------------------------------------------------------------------------
Total dividends and
  distributions ...............          (.64)         (.71)       (.55)       (.61)            (.11)          (.70)       (.80)
                                  ----------------------------------------------------------------------------------------------
Net asset value,
  end of period ...............      $   8.96      $   8.97    $   8.70    $   8.38         $   8.00       $   7.72     $  6.02
                                  ==============================================================================================
Total Return
Total investment return
  based on net asset
  value(f) ....................          7.27%        11.87%      10.70%      12.82%            5.11%         41.80%       7.38%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............      $262,614      $235,763    $213,652    $156,469         $137,709       $118,669     $76,397
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............          1.43%(g)      1.48%       1.20%       1.23%            1.75%(g)       1.94%       1.88%
  Expenses, before waivers/
    reimbursements ............          1.43%(g)      1.48%       1.20%       1.40%            1.75%(g)       1.94%       1.88%
  Expenses, excluding
    interest expense ..........          1.11%(g)      1.14%       1.19%       1.21%            1.47%(g)       1.46%       1.50%
  Net investment
    income ....................          6.22%(g)      6.32%       6.14%       6.04%(e)         7.90%(g)       9.73%      11.02%
Portfolio turnover rate .......            35%           75%        100%        173%              20%           125%        170%

See footnote summary on page 39.

--------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

Financial Highlights
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ----------------------------------------------------------------------------------------------
                                                                           Class B
                                  ----------------------------------------------------------------------------------------------
                                   Six Months
                                        Ended                                           September 1,
                                    April 30,            Year Ended October 31,              2003 to      Year Ended August 31,
                                         2007      --------------------------------      October 31,      ----------------------
                                  (unaudited)          2006        2005     2004(a)          2003(b)           2003     2002(c)
                                  ----------------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........       $  9.05       $  8.77     $  8.45     $  8.07          $  7.80        $  6.09      $ 6.45
                                  ----------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(d) ......           .24           .49         .47         .62(e)           .10            .64         .64
Net realized and unrealized
  gain (loss) on investment
  transactions ................           .36           .44         .34         .32              .28           1.73        (.24)
                                  ----------------------------------------------------------------------------------------------
Net increase in net asset
  value from operations .......           .60           .93         .81         .94              .38           2.37         .40
                                  ----------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........          (.26)         (.51)       (.49)       (.56)            (.11)          (.66)       (.70)
Tax return of capital .........           -0-           -0-         -0-         -0-              -0-            -0-        (.06)
Distribution from
  net realized gain
  on investment
  transactions ................          (.35)         (.14)        -0-         -0-              -0-            -0-         -0-
                                  ----------------------------------------------------------------------------------------------
Total dividends and
  distributions ...............          (.61)         (.65)       (.49)       (.56)            (.11)          (.66)       (.76)
                                  ----------------------------------------------------------------------------------------------
Net asset value,
  end of period ...............       $  9.04       $  9.05     $  8.77     $  8.45          $  8.07        $  7.80     $  6.09
                                  ==============================================================================================
Total Return
Total investment return
  based on net asset
  value(f) ....................          6.82%        11.11%       9.81%      12.02%            4.84%         40.69%       6.50%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............       $40,311       $45,133     $53,629     $61,715          $90,443        $89,571     $80,064
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............          2.16%(g)      2.18%       1.89%       1.94%            2.45%(g)       2.64%       2.58%
  Expenses, before waivers/
    reimbursements ............          2.16%(g)      2.18%       1.90%       2.11%            2.45%(g)       2.64%       2.58%
  Expenses, excluding
    interest expense ..........          1.84%(g)      1.85%       1.89%       1.92%            2.17%(g)       2.17%       2.20%
  Net investment
    income ....................          5.43%(g)      5.55%       5.39%       7.57%(e)         7.11%(g)       9.07%      10.25%
Portfolio turnover rate .......            35%           75%        100%        173%              20%           125%        170%

See footnote summary on page 39.

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 37

                                                            Financial Highlights
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ----------------------------------------------------------------------------------------------
                                                                           Class C
                                  ----------------------------------------------------------------------------------------------
                                   Six Months
                                        Ended                                           September 1,
                                    April 30,            Year Ended October 31,              2003 to      Year Ended August 31,
                                         2007      --------------------------------      October 31,      ----------------------
                                  (unaudited)          2006        2005     2004(a)          2003(b)           2003     2002(c)
                                  ----------------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........       $  9.07       $  8.79     $  8.47     $  8.09          $  7.82        $  6.10     $  6.46
                                  ----------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(d) ......           .24           .49         .47         .45(e)           .10            .63         .64
Net realized and
  unrealized
  gain (loss) on
  investment
  transactions ................           .36           .44         .34         .49              .28           1.75        (.24)
                                  ----------------------------------------------------------------------------------------------
Net increase in net asset value
  from operations .............           .60           .93         .81         .94              .38           2.38         .40
                                  ----------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ......................          (.26)         (.51)       (.49)       (.56)            (.11)          (.66)       (.70)
Tax return of capital .........           -0-           -0-         -0-         -0-              -0-            -0-        (.06)
Distribution from net realized
  gain on investment
  transactions ................          (.35)         (.14)        -0-         -0-              -0-            -0-         -0-
                                  ----------------------------------------------------------------------------------------------
Total dividends and
  distributions ...............          (.61)         (.65)       (.49)       (.56)            (.11)          (.66)       (.76)
                                  ----------------------------------------------------------------------------------------------
Net asset value, end of
  period ......................       $  9.06       $  9.07     $  8.79     $  8.47          $  8.09        $  7.82     $  6.10
                                  ==============================================================================================
Total Return
Total investment return
  based on net asset
  value(f) ....................          6.82%        11.10%       9.81%      12.00%            4.83%         40.80%       6.50%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............       $90,814       $88,046     $91,662     $82,876          $77,657        $73,477     $45,527
Ratio to average net assets
  of:
  Expenses, net of
    waivers/reimbursements ....          2.13%(g)      2.17%       1.89%       1.92%            2.43%(g)       2.63%       2.56%
  Expenses, before waivers/
    reimbursements ............          2.13%(g)      2.17%       1.89%       2.09%            2.43%(g)       2.63%       2.56%
  Expenses, excluding
    interest expense ..........          1.81%(g)      1.84%       1.88%       1.90%            2.16%(g)       2.16%       2.19%
  Net investment
    income ....................          5.44%(g)      5.54%       5.38%       5.51%(e)         7.09%(g)       8.91%      10.16%
Portfolio turnover rate .......            35%           75%        100%        173%              20%           125%        170%

See footnote summary on page 39.

--------------------------------------------------------------------------------
38 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

Financial Highlights
--------------------------------------------------------------------------------

(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended October 31, 2004, was to decrease net investment income per share by $.05, $.04 and $.05 and increase net realized and unrealized gain (loss) on investment transactions per share by $.05, $.04 and $.05 for Class A, Class B and Class C, respectively. Consequently, the ratios of net investment income to average net assets were decreased by 0.56%, 0.57% and 0.55% for Class A, Class B and Class C, respectively.

(b)   The Fund changed its fiscal year end from August 31 to October 31.

(c) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended August 31, 2002, the effect of this change to Class A, B and C was to decrease net investment income per share by $.01 and decrease net realized and unrealized loss on investment transactions per share by $.01. Consequently, the ratio of net investment income to average net assets was decreased from 11.10% to 11.02% for Class A, from 10.34% to 10.25% for Class B and from 10.24% to 10.16% for Class C. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(d)   Based on average shares outstanding.

(e)   Net of expenses waived/reimbursed by the Adviser.

(f) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)   Annualized.

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 39

                                                              Board of Directors
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President
Fernando Grisales(2), Vice President
Michael L. Mon(2), Vice President
Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the Global Fixed Income: Emerging Market Investment Team. Messrs. DeNoon, Grisales, Mon, Peebles, and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio.

--------------------------------------------------------------------------------
40 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

Information Regarding the Review and Approval of the Fund's Advisory
Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on October 31-November 2, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

      1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

      2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

      3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 41

      4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

      5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

      6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

      7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund;

      8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

      9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

      10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

      11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Fund;

      12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

      13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

      14.   the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

--------------------------------------------------------------------------------
42 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 43

Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues and expenses indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund.

--------------------------------------------------------------------------------
44 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, and that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 5 to 2 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 10 to 3 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods, and information prepared by the Adviser showing performance of the Class A Shares of the Fund as compared to the J.P. Morgan Emerging Markets Bond Index Global for periods ended June 30, 2005 over the year to date, 1-, 3-, 5-year and since inception periods (February 1994 inception). The directors noted that in the Performance Group comparison the Fund was in the 5th quintile in the 1-year period, 4th quintile in the 3-year period, 1st quintile in the 5-year period and 2 out of 2 in the 10-year period, and in the Performance Universe comparison the Fund was in the 4th quintile in the 1- and 3-year periods, 2nd quintile in the 5-year period and 2 out of 3 in the 10-year period. The comparative information showed that the Fund outperformed the Index in all periods reviewed. Based on their review, and their discussions with the Adviser concerning the reasons for the Fund's recent performance, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 45

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products managed by it that have a substantially similar investment style as the Fund. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at much lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a similar investment objective and strategies as the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within an Expense Group created by Lipper. Lipper describes an Expense Group as a representative sample of comparable funds. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

--------------------------------------------------------------------------------
46 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

The directors noted that the Fund's at approximate current size contractual effective fee rate of 50 basis points was significantly lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was 3 basis points. The directors further noted that the Fund's total expense ratio was slightly lower than the Expense Group and Expense Universe medians. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 47

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and the AllianceBernstein Emerging Market Debt Fund, Inc. (the "Fund").(2) The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

      1. Advisory fees charged to institutional and other clients of the Adviser for like services;

      2. Advisory fees charged by other mutual fund companies for like services;

      3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

      4. Profit margins of the Adviser and its affiliates from supplying such services;

      5.    Possible economies of scale as the Fund grows larger; and

      6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in

1 It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31
      - November 2, 2006.

2 Future references to the Fund do not include "AllianceBernstein." References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

--------------------------------------------------------------------------------
48 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND consideration of the Adviser's settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.(3)

              Net Assets
              09/30/06     Advisory Fee Based on % of
Category        ($MIL)      Average Daily Net Assets          Fund
--------------------------------------------------------------------------------
High Income     $364.7      50 bp on 1st $2.5 billion    Emerging Market
                           45 bp on next $2.5 billion         Debt
                              40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund's most recently completed fiscal year, the Adviser received $93,500 (0.03% of the Fund's average daily net assets) for such services.

Set forth below are the Fund's total expense ratios as of the Fund's most recent semi-annual period:

Fund                     Total Expense Ratio(4)    Fiscal Year End
--------------------------------------------------------------------------------
Emerging Market Debt       Class A    1.31%            October 31
Fund, Inc.(5)              Class B    2.02%
                           Class C    2.01%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail

3 Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

4     Annualized.

5 Includes interest expense of 0.17%, relating to the short-term credit facility used by the Portfolio.

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 49
mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.(6) In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fees based on September 30, 2006 net assets.

                  Net Assets    AllianceBernstein ("AB")    Effective     Fund
                   09/30/06      Institutional ("Inst.")     AB Inst.   Advisory
Fund                ($MIL)            Fee Schedule           Adv. Fee     Fee
--------------------------------------------------------------------------------
Emerging Market     $364.7     Emerging Market                0.377%     0.500%
Debt Fund, Inc.                Debt Schedule
                               65 bp on 1st $20 million
                               50 bp on next $20 million
                               40 bp on next $20 million
                               35 bp on the balance
                               Minimum Account Size: $20 m

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insur-

6 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Fund, which opened in the last three years. Discounts that are negotiated vary based upon each client relationship.

--------------------------------------------------------------------------------
50 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND ance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund(7):

Fund                          AVPS Portfolio                Fee Schedule
--------------------------------------------------------------------------------
Emerging Market Debt      Global Dollar              0.50% on first $2.5 billion
Fund, Inc.(8)             Government Portfolio       0.40% on next $2.5 billion
                                                     0.35% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Emerging Market Debt, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund                                                           Fee(9)
--------------------------------------------------------------------------------
Emerging Market Debt
    Class A                                                    1.10%
    Class I (Institutional)                                    0.55%

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund                                ACITM Mutual Fund              Fee
--------------------------------------------------------------------------------
Emerging Market Debt Fund, Inc.     Emerging Market Bond Fund
                                    FC / FD(10)                    0.75%
                                    P-H(10)                        0.10%(11)

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other

7 It should be noted that AVPS was affected by the settlement between the Adviser and the NYAG.

8     The AVPS portfolio is a clone of the Fund.

9 Class A shares of the fund are charged an "all-in" fee, which covers investment advisory services and distribution related services.

10    This ACITM fund is privately placed or institutional.

11 In addition to the 0.10%, the Adviser charges the institutional account 0.485% for the first (Y)3 billion, 0.215% thereafter. The current Japanese Yen-U.S. dollar currency exchange rate is (Y)118.15 per $1. At that currency exchange rate, (Y)3 billion would be equivalent to approximately $25.4 million.

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 51
investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed advisory fee
(12) relative to the median of the Fund's Lipper Expense Group ("EG") at the approximate current asset level of the Fund.

Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. (13) An EG will typically consist of seven to twenty funds.

                          Contractual        Lipper
                          Management      Expense Group
Fund                        Fee(14)          Median          Rank
--------------------------------------------------------------------------------
Emerging Market Debt         0.500            0.700           1/5

Lipper also compared the Fund's most recently completed fiscal year total expense ratio to the median of the Fund's EG and Lipper Expense Universe ("EU"). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.(15)

                          Expense       Lipper       Lipper      Lipper        Lipper
                           Ratio        Group        Group      Universe      Universe
Fund                      (%)(16)      Median (%)    Rank       Median (%)     Rank
---------------------------------------------------------------------------------------
Emerging Market Debt       1.186         1.201        2/5         1.230         3/8

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

12 The Fund's contractual management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

13 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

14 The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

15 Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the Lipper EU allows for the same adviser to be represented by more than just one fund.

16    Most recently completed fiscal year Class A share total expense ratio.

--------------------------------------------------------------------------------
52 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV.   PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
      SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser's profitability from providing investment advisory services to the Fund increased during calendar year 2005, relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges ("CDSC").

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(17) During the Fund's most recently completed fiscal year, ABI received from the Fund $46,007, $2,039,844 and $80,117 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

17 ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 53

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the Fund's most recently completed fiscal year, ABIS received $207,836 in fees from the Fund.(18)

V.    POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedules being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, economists, who have written on this subject, had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among economists as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets were to exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

18 The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then the transfer agent's account to the Fund's account. During the Fund's most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $1,951 under the offset agreement between the Fund and ABIS.

--------------------------------------------------------------------------------
54 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund(19) relative to the Fund's Lipper Performance Group ("PG") and Lipper Performance Universe ("PU")(20) for the periods ended June 30, 2006.(21)

               Fund Return    PG Median    PU Median    PG Rank  PU Rank
--------------------------------------------------------------------------------
1 year             4.80          5.69         5.54        5/5     8/10
3 year            10.20         10.92        10.92        4/5      6/9
5 year            14.88         14.19        14.19        1/5      3/9
10 year           12.27          N/A         12.27        2/2      2/3

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold) versus its benchmark:(22)

                                        Periods Ending June 30, 2006
                                           Annualized Performance
------------------------------------------------------------------------------------
                                    1         3         5        10         Since
                                   Year      Year      Year     Year      Inception
------------------------------------------------------------------------------------
Emerging Market Debt Fund, Inc.    4.80     10.20     14.88     12.27       11.78
J.P. Morgan EMBI Global Index      4.62      9.58     10.84     11.39       11.32

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 1, 2006

19 The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that is shown was provided by the Adviser. Lipper maintains its own database that includes the Fund's performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser's own performance returns of the Fund to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

20 The Fund's PG is identical to the Fund's EG. The Fund's PU is not identical to the Fund's EU. Outliers and funds with negative management fees are excluded from EUs but not necessarily from PUs.

21 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund may have had a different investment classification/objective at different points in time.

22 The Adviser provided fund and benchmark performance return information for periods through June 30, 2006.

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 55

                                               AllianceBernstein Family of Funds
--------------------------------------------------------------------------------

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------------------------------------------
Wealth Strategies Funds
--------------------------------------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------------------------------------------
Blended Style Funds
--------------------------------------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------------------------------------------
Growth Funds
--------------------------------------------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------------------------------------------
Value Funds
--------------------------------------------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Small/Mid Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Real Estate Investment Fund*
Global Value Fund
International Value Fund

--------------------------------------------------------------------------------
Taxable Bond Funds
--------------------------------------------------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------------------------------------------
Municipal Bond Funds
--------------------------------------------------------------------------------
National                  Michigan
Insured National          Minnesota
Arizona                   New Jersey
California                New York
Insured California        Ohio
Florida                   Pennsylvania
Massachusetts             Virginia

--------------------------------------------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------
All-Market Advantage Fund
AllianceBernstein Global High Income Fund*
AllianceBernstein Income Fund*
AllianceBernstein National Municipal
   Income Fund*
ACM Managed Dollar Income Fund
ACM Managed Income Fund
California Municipal Income Fund
New York Municipal Income Fund
The Spain Fund

--------------------------------------------------------------------------------
Retirement Strategies Funds
--------------------------------------------------------------------------------

2000 Retirement Strategy       2015 Retirement Strategy     2030 Retirement Strategy
2005 Retirement Strategy       2020 Retirement Strategy     2035 Retirement Strategy
2010 Retirement Strategy       2025 Retirement Strategy     2040 Retirement Strategy
                                                            2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

* Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
56 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND
1345 Avenue of the Americas
New York, NY 10105
800.221.5672

     [LOGO]
ALLIANCEBERNSTEIN
   Investments

EMD-0152-0407




ITEM 2.        CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.


ITEM 3.        AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.


ITEM 4.        PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.


ITEM 5.        AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.        SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8.        PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11.       CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.       EXHIBITS.

The following exhibits are attached to this Form N-CSR:


EXHIBIT NO.    DESCRIPTION OF EXHIBIT

12 (b) (1)     Certification of Principal Executive Officer Pursuant to
               Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)     Certification of Principal Financial Officer Pursuant to
               Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
               Sarbanes-Oxley Act of 2002



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Emerging Market Debt Fund, Inc.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date:     June 29, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date:    June 29, 2007

By:   /s/ Joseph  J. Mantineo
      -----------------------
      Joseph  J. Mantineo
      Treasurer and Chief Financial Officer

Date:    June 29, 2007